                                 SCHEDULE 14A

                                (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  Confidential, for Use of the
     Commission Only (as permitted by
     Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         CAPITOL CITY BANCSHARES, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

                         CAPITOL CITY BANCSHARES, INC.
                             526 Lee Street, S.W.
                          Atlanta, Georgia 30311-0200

                                 June 1, 2000



Dear Shareholder:

     On behalf of the Board of Directors, I am pleased to invite you to attend our Annual Meeting of Shareholders to be held on June 27, 2000 in Atlanta, Georgia at the time and place shown in the attached notice. As we do at the meeting every year, in addition to considering the matters described in the proxy statement, we will review our 1999 business results and other matters of interest to our shareholders. The meeting should be interesting and informative.

     We hope that you will attend the meeting in person, but even if you plan to do so, we encourage you to please vote your shares ahead of time by using the enclosed proxy card. This will ensure that your Capitol City Bancshares stock will be represented at the meeting. If you attend the meeting and prefer to vote in person, you may do so. The attached proxy statement explains more about proxy voting. Please read it carefully. Every shareholder's vote is important, whether you own a few shares or many.

     We look forward to your participation in the annual meeting process.

                                    Sincerely,

                                    /s/ George G. Andrews

                                    George G. Andrews
                                    President and Chief Executive Officer

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                       OF CAPITOL CITY BANCSHARES, INC.

DATE:          June 27, 2000

TIME:          5:00 p.m.

PLACE:         Main Office, Capitol City Bank & Trust,
               562 Lee Street, S.W., Atlanta, Georgia 30311


                            MATTERS TO BE VOTED ON:

     PROPOSAL 1:         Election of seventeen directors

     PROPOSAL NO. 2:     Approval of the Capital City Bancshares, Inc. Stock
                         Option Plan

     Any other matter that may be properly brought before the meeting.

     Only shareholders of record at the close of business on May 15, 1999 are entitled to notice of and to vote at the meeting on any adjournments thereof.

     Your vote is important. Please complete, sign, date and return your proxy card promptly in the enclosed envelope.


                         By Order of the Board of Directors

                         /s/ George G. Andrews

                         George G. Andrews
                         President and Chief Executive Officer

Atlanta, Georgia
June 1, 2000

                         CAPITOL CITY BANCSHARES, INC.
                             562 Lee Street, S.W.
                            Atlanta, Georgia 30311

                                PROXY STATEMENT
                                      FOR
                        ANNUAL MEETING OF SHAREHOLDERS
                                  TO BE HELD
                                 JUNE 27, 2000

     This proxy statement is furnished to the shareholders of Capitol City Bancshares, Inc. in connection with the solicitation of proxies by its Board of Directors to be voted at the 2000 Annual Meeting of Shareholders and at any adjournments thereof (the "Annual Meeting"). The Annual Meeting will be held on June 27, 2000, at 562 Lee Street, S.W., Atlanta, Georgia, at 5:00 p.m. local time.

     This proxy statement and the accompanying proxy card were mailed or given to shareholders on or about June 1, 2000.

     As used in this proxy statement, the terms Capitol City Bancshares, Company, we, our, and us all refer to Capitol City Bancshares, Inc. and its subsidiaries.

                                    VOTING

General

     The securities which can be voted at the Annual Meeting consist of Capitol City Bancshares' $6.00 par value common stock ("Capitol City Bancshares Stock"), with each share entitling its owner to one vote on each matter submitted to the stockholders. The record date for determining the holders of Capitol City Bancshares, Inc. Stock who are entitled to notice of and to vote at the Annual Meeting is May 1, 2000. On the record date, 532,088 shares of Capitol City Bancshares Stock were outstanding and eligible to be voted.

Quorum and Vote Required

     The presence, in person or by proxy, of a majority of the outstanding shares of Capitol City Bancshares Stock is necessary to constitute a quorum at the Annual Meeting. In determining whether a quorum exists at the Annual Meeting for purposes of all matters to be voted on, all votes "for" or "against" as well as all abstentions (including votes to withhold authority to vote) will be counted.

     In voting for the proposal to elect seventeen directors (Proposal No. 1), you may vote in favor of all nominees or withhold your votes as to all or as to specific nominees. The vote required to approve Proposal No. 1 is governed by Georgia law and is a plurality of the votes cast by the holders of shares entitled to vote, provided a quorum is present. Votes withheld and broker non-votes will not be counted and will have no effect.

     Our directors and executive officers hold 278,980 shares of Capitol City Bancshares Stock, or approximately 44.85% of all outstanding stock, and we believe that all of those shares will be voted in favor of both proposals.

Proxies

     All properly executed proxy cards delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given. In voting by proxy with regard to the election of directors, you may vote in favor of all nominees, withhold your votes as to all nominees or withhold your votes as to specific nominees. In voting by proxy with regard to the other proposal, you may vote for or against the proposal or abstain from voting. You should specify your choices on the proxy card. If no specific instructions are given with regard to the matters to be voted upon, the shares represented by a signed proxy card will be voted "for" the proposals listed on the proxy card. If any other matters properly come before the Annual Meeting, the persons named as proxies will vote upon such matters according to their judgment.

     All proxy cards delivered pursuant to this solicitation are revocable at any time before they are voted by giving written notice to our Secretary, Kaneta
R. Lott, 562 Lee Street, S.W., Atlanta, Georgia 30311, by delivering a later dated proxy card, or by voting in person at the Annual Meeting.

     All expenses incurred in connection with the solicitation of proxies will be borne by the Company. Solicitation may take place by mail, telephone, telegram, or personal contact by our directors, officers and regular employees of the Company without additional compensation.

                                PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

     Our 1999-2000 Board of Directors consisted of eighteen members, sixteen of whom are non-employee directors. The Company's bylaws provide that the Board of Directors shall consist of not less than five nor more than twenty-five persons, with the exact number to be fixed and determined from time to time by resolution of the Board of Directors, or by resolution of the shareholders at any annual or special meeting of shareholders. The Board of Directors has voted that the Board consist of seventeen members for the Company's ensuing fiscal year. The term of office for directors is one year or until the next Annual Meeting and thereafter until their successors are elected and qualified.

     The Board has nominated the following persons for submission to the shareholders for election for a one-year term expiring at the 2001 annual meeting or until their successors are elected and qualified.

     The following table lists the name and ages of all directors, nominee directors and executive officers of the Company, indicates all positions and offices with the Company held by each such person, states the term of office as a director or principal officer and the period during which such person has served, and briefly describes the business experience of each director, nominee director or executive officer. There are no arrangements or understandings between such persons and any other person pursuant to which that person was elected as a director or executive officer.

                                              Year
Name                             Age        Elected        Information About Nominees
----                             ---        -------        --------------------------
George G. Andrews                 48         1994          Director; President, Chief
                                                           Executive Officer and Chief
                                                           Financial Officer; formerly with
                                                           Trust Company Bank

Dr. Gloria Campbell D'Hue         52         1994          Director; Physician

J. Al Cochran                     69         1994          Director; General Counsel;
                                                           Attorney-at-Law

Keith K. Evans                    54         1995          Director; Physical Therapist,
                                                           Atlanta Human Performance
                                                           Center

Leon Goodrum                      58         1994          Chairman; Operator,
                                                           McDonald's Restaurant

Agnes H. Harper                   54         1995          Director; Retired Agent, New
                                                           York Life Insurance Company

Charles W. Harrison               68         1994          Director; Insurance Executive,
                                                           Harrison Insurance Agency

Robert A. Holmes                  56         1995          Director; University
                                                           Administrator; Clark Atlanta
                                                           University

Moses M. Jones                    49         1995          Director; Physician

Marian S. Jordan                  54         1995          Director; Teacher, Atlanta
                                                           Board of Education and
                                                           Parents' Choice Day Care

Kaneta R. Lott                    49         1994          Director; Secretary; Dentist,
                                                           Childrens Dentistry, P.C.

Donald F. Marshall                62         1994          Director; Dentist

George C. Miller, Jr.             51         1995          Director; President, Spectrum
                                                           Consulting Associates, Inc.

Elvin R. Mitchell, Sr.            86         1995          Director; Contractor; E. R.
                                                           Mitchell Construction Company

Roy W. Sweat                      72         1995          Director; Chiropractor

William Thomas                    54         1995          Director; President, Thomas
                                                           Cleaning Service, Inc.

Cordy T. Vivian                   73         1995          Director; President, Basic, Inc.
                                                           (relations)


     Each of the nominees is currently a director of the Company, and has been nominated by the Board to serve an additional term. Former director, Sarah S. Sistrunk, is not standing for reelection.

     The Board of Directors unanimously recommends that you vote "FOR" the proposal to elect the seventeen nominees named above.

     Each of the nominees has consented to serve if elected. If any nominee should be unavailable to serve for any reason, the Board may designate a substitute nominee (in which event the persons named as proxies will vote the shares represented by all valid proxy cards for the election of such substitute nominee), allow the vacancy to remain open until a suitable candidate is located, or reduce the number of directors.

                                PROPOSAL NO. 2
                         APPROVAL OF THE CAPITAL CITY
                       BANCSHARES, INC STOCK OPTION PLAN

General

     The Board of Directors has adopted the Capital City Bancshares, Inc. Stock Option Plan effective July 13, 1999. We believe that the issuance of stock options can promote the growth and profitability of the company by providing additional incentives for participants to focus on the company's long-range objectives. We also believe that stock options help us to attract and retain highly qualified personnel and to link their interests directly to shareholder interests. Therefore, we ask you to approve this plan at the meeting. A copy of the plan is included in this proxy statement and attached as Appendix "A" hereto.

     The plan authorizes the grant to our employees and directors of stock options for up to 159,600 shares of common stock from time to time during the term of the plan, subject to adjustment upon changes in capitalization.

     Under the plan, the company may grant either incentive stock options (which qualify for certain favorable tax consequences, as described below) or nonqualified stock options. The plan will be administered by the Board of Directors. The Board will determine the employees and directors who will receive options and the number of shares that will be covered by their options. The Board will also determine the periods of time (not exceeding ten years from the date of grant in the case of an incentive stock option) during which options will be exercisable and will determine whether termination of an optionee's employment under various circumstances would terminate options granted under the plan to that person. If granted an option under the plan, the optionee will receive an option agreement specifying the terms of the option, such as the number of shares of common stock the optionee can purchase, the price per share, when the 4 6 optionee can exercise the option, and when the option expires.

     The option price per share is an amount to be determined by the Board of Directors, but will not be less than 100% of the fair market value per share on the date of grant (or one hundred ten percent (110%) of such amount if the option is granted to an individual owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company). Generally, the option price will be payable in full upon exercise. Payment of the option price of any stock option may be made in cash, by delivery of shares of common stock (valued at their fair market value at the time of exercise), or by a combination of cash and stock. The company will receive no consideration upon granting of an option.

     Options generally may not be transferred except by will or by the laws of descent and distribution, and during an optionee's lifetime may be exercised only by the optionee (or by his or her guardian or legal representative, should one be appointed). The grant of an option does not give the optionee any rights of a shareholder until the optionee exercises the option.

     The Board of Directors will have the right at any time to terminate or amend the plan but no such action may terminate options already granted or otherwise affect the rights of any optionee under any outstanding option without the optionee's consent.

Federal Income Tax Consequences

     There are no federal income tax consequences to the optionee or to the company on the granting of options. The federal tax consequences upon exercise will vary depending on whether the option is an incentive stock option or a nonqualified stock option.

     Incentive Stock Options. When an optionee exercises an incentive stock option, the optionee will not at that time realize any income, and the company will not be entitled to a deduction. However, the difference between the fair market value of the shares on the exercise date and the exercise price will be a preference item for purposes of the alternative minimum tax. The optionee will recognize capital gain or loss at the time of disposition of the shares acquired through the exercise of an incentive stock option if the shares have been held for at least two years after the option was granted and one year after it was exercised. The company will not be entitled to a tax deduction if the optionee satisfies these holding period requirements. The net federal income tax effect to the holder of the incentive stock options is to defer, until the acquired shares are sold, taxation on any increase in the shares' value from the time of grant of the option to the time of its exercise, and to tax such gain, at the time of sale, at capital gain rates rather than at ordinary income rates.

     If the holding period requirements are not met, then upon sale of the shares the optionee generally recognizes as ordinary income the excess of the fair market value of the shares at the date of exercise over the exercise price stated in the option agreement. Any increase in the value of the shares subsequent to exercise is long or short-term capital gain to the optionee depending on the optionee's holding period for the shares. However, if the sale is for a price less than the value of the shares on the date of exercise, the optionee might recognize ordinary income only to the extent the sales price exceeded the option price. In either case, the company is entitled to a deduction to the extent of ordinary income recognized by the optionee.

     Nonqualified Stock Options. Generally, when an optionee exercises a nonqualified stock option, the optionee recognizes income in the amount of the aggregate market price of the shares received upon exercise less the aggregate amount paid for those shares, and the company may deduct as an expense the amount of income so recognized by the optionee. The holding period of the acquired shares begins upon the exercise of the option, and the optionee's basis in the shares is equal to the market price of the acquired shares on the date of exercise.

Initial Option Grants

     The Company granted the following stock options effective July 13, 1999:

     . Incentive stock options covering 10,000 shares to Mr. Andrews, President and Chief Executive Officer of the Company;
     . Incentive stock options covering 80,000 shares to directors of the Company as a group, each director receiving options covering 5,000 shares (not including options granted to Mr. Andrews).

     Each of these option grants includes the following features:

     .    An exercise period of ten years;
     .    Restrictions on transferability;
     . An exercise price of $10.00 per share, which the Board determined was the fair market value on the date of grant; and
     .    Fully vested on date of grant.

Shareholder Approval Required

     The affirmative vote of the holders of a majority of the votes entitled to be cast at the meeting is required for approval of the plan. Abstentions and broker non-votes will not be considered to be either affirmative or negative votes. Because directors are entitled to receive options under the plan, the directors of the company have a personal interest in seeing the plan approved.

     The Board of Directors unanimously recommends that you vote "FOR" approval of the Capital City Bancshares, Inc. Stock Option Plan.

                DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

     Information as of December 31, 1999 about each of the Directors and Officers of the Company is set forth in the table beginning on page 3.

     George G. Andrews and Kaneta R. Lott are the only executive officers of Capitol City Bancshares and were previously reported as nominees for election as directors.

     J. Al Cochran serves as a director of Independence State Bank of Powder Springs, Georgia, a company with a class of securities registered pursuant to
Section 12 of the Securities Exchange Act of 1934 or subject to the requirement of Section 15(d) of such Act or any company registered as an investment company under the Investment Company of 1940.

     Other than Mr. Cochran, no other director, executive officer, or nominee for such positions held directorships in any reporting company other than the Company during 1999.

     There are no family relationships among directors, executive officers, or persons nominated or chosen by the Company to become directors or executive officers. The Company and the Bank do not separately compensate their directors. The directors are not compensated for attending the monthly board meetings of the Bank and various other committee meetings.

               MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     Our Board of Directors conducts regular meetings, generally on a monthly basis and also conducts some of its business through the committees described below. Our Board of Directors met 12 times during the year, with one meeting having optional attendance. Each director attended at least 75% of the meetings of the full Board and of the committees on which he or she served with the exception of Robert A. Holmes and Elvin Mitchell, Sr., who attended 73% of the meetings, George C. Miller, Jr., who attended 63%, and Cordy T. Vivian, who attended 55% of the meetings.

     The Board of Directors has established a number of committees to assist it in the discharge of its duties. The executive committee makes and reviews policies and decisions in connection with personnel, compensation, nominations of directors and strategic matters. It also entertains shareholder nominees for directors.

     The audit committee recommends the engagement of the Bank's independent certified auditors, serves as liaison with those independent auditors on behalf of the Bank, and is responsible for reviewing the audit reports of the Bank's independent auditors.

     The loan committee exercises primary responsibility for the monitoring of the Bank's lending functions and must approve any loan in excess of the lending officer's designated lending limits.

     The assets/liability committee manages the purchase, pricing and timing of the Bank's assets and liabilities.

                             DIRECTOR COMPENSATION

     Directors of the Company received no compensation in 1999.

                                STOCK OWNERSHIP

Principal Shareholders.

     As of December 31, 1999, William Thomas with 5.88% is the only beneficial owner known to the Company of more than five percent (5%) of its $6.00 par value common stock, the only class of voting securities of the Company.

     The following table sets forth, as of the most recent practicable date the common stock of the Company beneficially owned by all directors, executive officers, nominee directors and significant employees. For purposes of this table, beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934:

Security Ownership of Certain Beneficial Owners


===============================================================================
                                  Amount and Nature of
Name of Beneficial Owner         Beneficial Ownership/1/      Percent of Class
===============================================================================
George G. Andrews                         18,000/2/                 2.89%
-------------------------------------------------------------------------------
Dr. Gloria Campbell-D'Hue                 15,000/3/                 2.41%
-------------------------------------------------------------------------------
J. Al Cochran                             15,000                    2.41%
-------------------------------------------------------------------------------
Keith E. Evans                            12,500                    2.01%
-------------------------------------------------------------------------------
Leon Goodrum                              15,000                    2.41%
-------------------------------------------------------------------------------

__________________________

     /1/ Included in the number of shares listed above, each Director, excluding Mr. Andrews, are options granted under the Capitol City Bancshares, Inc. Nonqualified Stock Option Plan to purchase 5,000 shares of common stock at $10.00 per share, expiring on July 13, 2009.

     /2/ Includes 4,000 shares owned by Mr. Andrews, 4,000 shares held jointly with Mr. Andrews' spouse, and 10,000 options to purchase common stock granted under the Capitol City Bancshares, Inc. Incentive Stock Option Plan. These 10,000 options are exercisable at $10.00 per share and expire on July 13, 2009.

     /3/ Includes 4,150 shares owned by Dr. D'Hue and 5,250 shares owned by her child.

-------------------------------------------------------------------------------
Agnes H. Harper                           15,175/4/                 2.44%
-------------------------------------------------------------------------------
Charles W. Harrison                       15,600/5/                 2.51%
-------------------------------------------------------------------------------
Robert A. Holmes                          13,000                    2.09%
-------------------------------------------------------------------------------
Moses M. Jones                            10,000                    1.61%
-------------------------------------------------------------------------------
Marian S. Jordan                          15,250/6/                 2.45%
-------------------------------------------------------------------------------
Kaneta R. Lott                            17,000/7/                 2.73%
-------------------------------------------------------------------------------
Donald F. Marshall                        15,000                    2.41%
-------------------------------------------------------------------------------
George C. Miller, Jr.                     10,500/8/                 1.69%
-------------------------------------------------------------------------------
Elvin Mitchell, Sr.                       20,400/9/                 3.28%
-------------------------------------------------------------------------------
Roy W. Sweat                              20,000                    3.21%
-------------------------------------------------------------------------------
William Thomas                            36,555/10/                5.88%
-------------------------------------------------------------------------------
Cordy T. Vivian                           15,000                    2.41%
===============================================================================

     The Company's common stock beneficially owned by all directors and principal officers as a group as of December 31, 1999, (17 persons) totaled 278,980 shares, representing 44.85% of the Company's common stock.

_____________________

     /4/ Includes 1,183 shares held by Mrs. Harper, 7,800 shares held jointly with Mrs. Harper's spouse, and 1,192 shares held by Mrs. Harper's spouse.

     /5/ Includes 10,000 shares owned by Mr. Harrison, 600 shares held by Mr. Harrison's children.

     /6/ Includes 10,000 shares owned by Ms. Jordan and 250 shares held by Ms. Jordan's children.

     /7/ Includes 5,000 shares held jointly with Dr. Lott's spouse, 2,000 shares held by Dr. Lott's children and 5,000 shares held by Childrens Dentistry Profit Sharing Plan.

     /8/ Includes 4,500 shares owned by Mr. Miller and 1,000 shares held by Spectrum Consulting Associates, Inc., an affiliated corporation.

     /9/ Includes 14,250 shares owned by Mr. Mitchell, 1,000 held by Mr. Mitchell's spouse, and 150 shares held by Mr. Mitchell's grandchildren.

     /10/ Includes 14,000 shares owned by Mr. Thomas and 17,555 shares held by Thomas Cleaning Service, Inc., an affiliated corporation.

     The Company knows of no arrangements, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

     The following table sets forth the aggregate annual compensation for the Bank's Chief Executive Officer. No individual earned in excess of $100,000 during 1999.

                                            SUMMARY COMPENSATION TABLE
----------------------------------------------------------------------------------------------------------------
                                                               Restricted
                                              Other Annual     Stock                    LTIP       Other
Name and Position    Year   Salary   Bonus    Compensation     Awards    Options/SARS   Payouts    Compensation
----------------------------------------------------------------------------------------------------------------
George G. Andrews    1999   95,000   10,000      2,601(1)        ---         ---          ---        9,263(2)
                    --------------------------------------------------------------------------------------------
CEO, President,      1998   90,000    7,500      1,800(1)        ---         ---          ---        5,793(3)
                    --------------------------------------------------------------------------------------------
Director             1997   81,900    1,500      1,800(1)        ---         ---          ---          ---
                    --------------------------------------------------------------------------------------------

__________________________

/1/ Representing membership dues paid on Mr. Andrews' behalf.

/2/ Company matching contributions to the Company's 401(k) Plan on behalf of Mr. Andrews.

------------------------------------------------------------------------------------------------------------
                                      OPTION/SAR GRANTS IN LAST FISCAL YEAR
                                               (Individual Grants)
------------------------------------------------------------------------------------------------------------
                            # of Securities
                               Underlying       % of Total Options/SARs       Exercise or
                              Options/SARs      Granted to Employees in       Base Price
Name                            Granted               Fiscal Year             ($/Share)      Expiration Date
------------------------------------------------------------------------------------------------------------
CEO - George G. Andrews          10,000                  9.52%                  $10.00        July 13, 2009
------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
                          AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                                 AND FISCAL YEAR-END OPTION/SAR VALUES
------------------------------------------------------------------------------------------------------------
                                                    Number of Securities
                        Shares                     Underlying Unexercised      Value of Unexercised in-the-
                     Acquired On      Value       Options/SARs at FY-End       money Options/SARs at FY-End
Name                 Exercise (A)    Realized   (Exercisable/Unexercisable)    (Exercisable/Unexercisable)
------------------------------------------------------------------------------------------------------------
CEO -                   -               -              10,000/0/(2)/                  $25,000/0/(1)/
George G. Andrews
------------------------------------------------------------------------------------------------------------

     No stock options were exercised by the listed individuals and there were no outstanding SARs during fiscal year 1999.

     The Company does not have any Long Term Incentive Plans in effect.

(1) The dollar values have been calculated by determining the difference between the estimated fair market value of the Company's common stock at March 6, 2000 ($12.50) and the exercisable prices of the options ($10.00).
(2) On July 13, 1999, Mr. Andrews was granted the option to purchase 10,000 shares of common stock at $10.00 per share, expiring on July 13, 2009.

Executive Employment Agreements.

The Company is not aware of any compensatory plan or arrangement with respect to any individual named in the summary compensation table for the latest fiscal year which will result from the resignation, retirement or other termination of such individual's employment with the Company or from a change in control of the Company or a change in the individual's responsibilities following a change in control.

                     OTHER COMPENSATION AND BENEFIT PLANS

The Company provides a 401(k) plan for qualified employees to defer a portion of their salary with matching contributions from the Company made at the discretion of the Board of Directors.

                         TRANSACTIONS WITH THE COMPANY

The Company's directors and executive officers, and certain business organizations and individuals associated therewith, have been customers of and have had banking transactions with the Company and are expected to continue such relationships in the future. Pursuant to such transactions, the Bank's directors and executive officers from time to time have borrowed funds from the Bank for various business and personal reasons. Extensions of credit made by the Bank to its directors and executive officers have been made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than a normal risk of collectibility or present other unfavorable features.

                               LEGAL PROCEEDINGS

There are no "material" pending legal proceedings, other than ordinary routine litigation incidental to the business of the Company, to which the Company or any of its subsidiaries is a party or of which any of their property is subject. Material proceedings are defined as claims for damages where the amount involved, exclusive of interest and cost, exceeds ten percent of the current assets of the Company and its subsidiaries on a consolidated basis.

During the previous five years, no director or executive officer was the subject of a legal proceeding (as defined below) that is material to an evaluation of the ability or integrity of any director or executive officer. A "legal proceeding" includes: (a) any bankruptcy petition filed by or against any business of which such person was a general partner or executive prior to that time; (b) any conviction in a criminal proceeding or subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (c) any order, judgment, or decree of any court of competent jurisdiction, or any Federal or State authority permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of commodities business, securities or banking activities; and (d) any finding by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission of a violation of a federal or state securities or commodities law (such finding having not been reversed, suspended or vacated).

                 COMPLIANCE WITH SECTION 16(A) OF THE 1934 ACT

     Section 16(a) of the Securities Exchange Act of 1934 and regulations of the SEC require our executive officers and directors and persons who beneficially own more than ten percent of any class of our equity securities, as well as certain affiliates of such persons to file initial reports of ownership of any equity securities of Capitol City Bancshares, Inc. and subsequent reports of changes in ownership of such securities with the SEC. Such persons also are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file. Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company under Rule 16a-3(d) during 1999 and Form 5 and amendments thereto furnished to the Company during 1999, no person who, at any time during 1999, was a director, officer or beneficial owner of more than 10% of any class of equity securities of the Company failed to file on a timely basis any reports required by Section 16(a) during the 1999 fiscal year or previously.

                        INDEPENDENT PUBLIC ACCOUNTANTS

The firm of Mauldin & Jenkins, LLC, Albany, Georgia, has served as our independent accountants each year since 1994, and we consider them to be well qualified. Our Board of Directors has selected Mauldin & Jenkins, LLC to serve as our independent accountants for the fiscal year ending December 31, 2000. Representatives of that firm will be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so. They will be available to answer your questions at that time.

                    SHAREHOLDER PROPOSALS FOR 2000 MEETING

Shareholder proposals that are intended to be presented at our 2001 Meeting of Shareholders must be received by us no later than February 1, 2001, in order to be included in our proxy statement and related proxy materials for that meeting. Any such proposal must comply with the rules and regulations of the Securities and Exchange Commission.

            OTHER MATTERS WHICH MAY COME BEFORE THE ANNUAL MEETING

Our Board of Directors knows of no matters other than those referred to in the accompanying Notice of Annual Meeting of Shareholders which may properly come before the Annual Meeting. However, if any other matter should be properly presented for consideration and voting at the Annual Meeting or any adjournments thereof, it is the intention of the persons named as proxies on the enclosed form of proxy card to vote the shares represented by all valid proxy cards in accordance with their judgment of what is in Capitol City Bancshares' best interest.

                                ANNUAL REPORTS

Upon receipt of a written request, we will furnish, without charge, any owner of common stock of the company a copy of its annual report to the Securities and Exchange Commission on Form 10-K (the "10-K") for the fiscal year ended December 31, 1999, including financial statements and the schedules thereto. Copies of exhibits to the 10-K are also available upon specific request and payment of a reasonable charge for reproduction. Such requests should be directed to the Secretary of the Company at the address indicated on the front of the proxy statement.

                                  APPENDIX "A"

                         CAPITOL CITY BANCSHARES, INC.
                               STOCK OPTION PLAN

ARTICLE I - PURPOSE OF PLAN

1.1 PURPOSE OF PLAN. The purposes of this Plan are to encourage the stock ownership of Capitol City Bankshares, Inc. by key employees, officers and directors of the Company and its Bank subsidiary, to provide an incentive for such individuals to improve profitability, and to assist the Company and subsidiary in attracting and retaining key employees and directors through the grant of Options.

ARTICLE II - DEFINITIONS

2.1  AWARD means Options granted hereunder.

2.2 Bank means Capitol City Bank & Trust Company, a financial institution organized under the laws of the State of Georgia.

2.3  BOARD means the Board of Directors of the Company.

2.4 CODE means the Internal Revenue Code of 1986, as amended. Reference in this Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations promulgated thereunder.

2.5 COMPANY means Capitol City Bancshares, Inc., a Georgia business corporation registered as a bank holding company under the Bank Holding Company Act of 1956, or any successors as described in Article XI.

2.6 DATE OF DISABILITY means the date on which a Participant is classified as Disabled.

2.7 DEATH means a Participant's death while holding Options granted under this Plan.

2.8 DIRECTOR means a member of the Board or Emeritus Director who is not also employed by the Company or the Bank as an employee.

2.9 DISABILITY OR DISABLED means the permanent inability of a Participant to perform the duties and responsibilities for which he was employed by the Company or the Bank due to reasons of health or mental incapacity.

2.10 ELIGIBLE EMPLOYEE means any person employed by the Company or the Bank on a full-time, salaried basis who satisfies all of the requirements of Article VI.

2.11 FAIR MARKET VALUE means the fair market value of the Stock, as determined by the Board; provided, however, that (i) if the Stock is admitted to quotation on the National Association of Securities Dealers Quotation system on the date that the Option is granted, Fair Market Value shall not be less than the average of the highest bid and lowest asked prices of the Stock on such system on such date, or (ii) if the Stock is admitted to trading on a national securities exchange on the date the Option is granted, Fair Market Value shall not be less than the last sale price reported for the Stock on such exchange on such date or, in the absence of such a reported sale price, on the last date preceding such date on which a sale was reported.

2.12 INCENTIVE STOCK OPTION means an Option that is an incentive stock option within the meaning of Section 422 of the Code and that is granted under
     Article VII.

2.13 NONQUALIFIED STOCK OPTION means an Option that is not an Incentive Stock Option and that is granted under Article VII.

2.14 OPTION means either a Nonqualified Stock Option or an Incentive Stock Option granted under Article VII.

2.15 PARTICIPANT means a Director or Eligible Employee who has been granted an Award under this Plan.

2.16 PLAN means this Capitol City Bancshares, Inc. Stock Option Plan.

2.17 RETIREMENT means normal retirement by an employee from the Company under a retirement plan maintained by the Company.

2.18 RETIREMENT DATE is the employee's date of Retirement.

2.19 STOCK means the common stock, par value $6.00 per share, of the Company.

2.20 STOCK OPTION AGREEMENT means an agreement with respect to Options as described in Article VIII.

2.21 TERMINATION means (i) in the case of an Eligible Employee, the resignation or discharge from employment with the Company, except in the event of Death, Disability, or Retirement, and (ii) in the case of a Director, the resignation or removal from, or the expiration of the term of service on, the Board.

2.22 VESTED OPTION means, at any date, an Option that a Participant is then entitled to exercise pursuant to the terms of a Stock Option Agreement.

ARTICLE III - EFFECTIVE DATE AND DURATION

3.1 EFFECTIVE DATE. Except as provided to the contrary herein, this Plan shall be effective as of July 13, 1999.

3.2 PERIOD FOR GRANTS OF AWARDS. Awards may be made as provided herein for a period of ten (10) years after the initial effective date of the Plan.

3.3 SHAREHOLDER APPROVAL. The Plan shall be submitted to the shareholders of the Company for approval within 12 months after the date the Plan is adopted by the Board.

3.4 TERMINATION. This Plan shall be terminated as provided in Article XII, but shall continue in effect until all matters relating to the payment of Awards and the administration of the Plan have been settled.

ARTICLE IV - ADMINISTRATION

4.1 ADMINISTRATION. This Plan shall be administered by the Board. All questions of interpretation and application of this Plan, or of the terms and conditions pursuant to which Awards are granted, exercised, or forfeited under the provisions hereof, shall be subject to the determination of the Board. Such determination shall be final and binding upon all parties affected thereby. A majority vote of the members of the Board shall be required for all of its actions.

ARTICLE V - GRANT OF AWARDS AND LIMITATIONS ON NUMBER OF SHARES OF STOCK AWARDED

5.1 GRANT OF AWARDS: NUMBER OF SHARES. The Board may, from time to time, grant Awards of Options to one or more Directors and/or Eligible Employees; provided that:

     (a) Subject to any adjustment pursuant to Article X or Article XI, the aggregate number of shares of Stock subject to Awards under this Plan may not exceed One Hundred Fifty Nine Thousand Six Hundred (159,600) shares;

     (b) Except with respect to shares that are the subject of Options repurchased pursuant to Section 7.4, to the extent that an Award lapses or the rights of the Participant to whom it was granted terminate, or to the extent that the Award is canceled by mutual agreement of the Board and the Participant (which cancellation opportunities may be offered by the Board to Participants from time to time), any shares of Stock subject to such Award shall again be available for the grant of the Award hereunder;

     (c) Shares of Stock ceasing to be subject to an Award because of the exercise of an option shall no longer be available for the grant of an Award hereunder;

     (d) Directors shall not be eligible to receive awards of Incentive Stock Options hereunder; and

     (e) Shares of Stock that are the subject of grants of Options under this Plan shall be set aside out of authorized but unissued shares of Stock not reserved for other purposes.

     In determining the size of Awards, the Board may take into account a Participant's responsibility level, performance potential, cash compensation level, the Fair Market Value of the Stock at the time of awards, and such other considerations as it deems appropriate.

ARTICLE VI - ELIGIBILITY

6.1 ELIGIBLE INDIVIDUALS. Full-time, salaried officers and other key employees of the Company (including officers or employees who are members of the Board) and Directors shall be eligible to receive Awards under this Plan; provided they are residents of the State of Georgia. Subject to the provisions of this Plan; the Board shall from time to time select from such eligible persons those to whom Awards shall be granted and determine the size of the Awards. A Participant may hold more than one Option at any one time. No Director, officer, or employee of the Company shall have any right to be granted an Award under this Plan, as all Awards granted hereunder are granted in the sole and absolute discretion of the Board, as provided herein.

ARTICLE VII - OPTIONS

7.1 GRANTS OF OPTIONS. Awards shall be granted to Participants in the form of Options to purchase Stock.

7.2 TYPE OF OPTION. The board may choose to grant a Participant who is a Director Nonqualified Stock Options and it may choose to grant a Participant who is an Eligible Employee either Incentive Stock Options or Nonqualified Stock Options or both, subject to the limitations contained herein.

7.3 INCENTIVE STOCK OPTION DOLLAR LIMITATIONS. If the Board grants Incentive Stock Options, the aggregate Fair Market Value (determined at the time the Option is granted) of any such Options plus an incentive stock options qualified under Section 422 of the Code and granted under any other plans of the Company that shall be first exercisable by any one Participant during any one calendar year shall not exceed $100,000, or such other dollar limitation as may be provided in the Code.

7.4 BOARD LIMITATIONS AND COMPANY REPURCHASE OF OPTIONS. Grants of Options hereunder shall be subject to guidelines adopted by the Board with respect to the timing and size of such Options. In addition, the Board may, in its discretion, provide that an Option may not be exercised in whole or in part for any period of periods specified by the Board. In the discretion of the Board, the Company may agree to repurchase Options for cash.

ARTICLE VIII - TERMS AND CONDITIONS OF STOCK OPTION AGREEMENTS

8.1 STOCK OPTION AGREEMENTS. Awards shall be evidenced by Stock Option agreements in such form as the Board shall, from time to time, approve. Such Stock Option agreements, which need not be identical, shall comply with and be subject to the following terms and conditions:

     (a) Method of Payment. Upon exercise of the Option, the Option price shall be payable in United States dollars in cash or by certified check, bank draft, money order payable to the order of the Company, or Stock, or combination thereof.

     (b) Number of Shares. The Stock Option Agreement shall state the total number of shares to which it pertains.

     (c) Option Price. With respect to Incentive Stock Options, the Option price shall be not less than the Fair Market Value of such shares on the date of granting of the Option (or one hundred ten percent (110%) of such amount if the Option is granted to an individual owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company). With respect to Nonqualified Stock Options, the Option price shall be set in the Board's sole and absolute discretion.

     (d) Term of Option. Each Nonqualified and Incentive Stock Option granted under this Plan shall expire not more than ten (10) years from the date the Option is granted, except that each Incentive Stock Option granted under the plan to an individual owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company shall expire not more than five (5) years from the date the Option is granted.

     (e) Date of Exercise. Except for such limitations as may be provided by the Board in its discretion pursuant to Article VII, any Vested Option may be exercised in whole at any time during its term or in part from time to time during its term.

     (f) Exercise of Option or Forfeiture. Except as otherwise provided in any employment agreement or other written agreement with the Participant, if a Participant ceases employment with the Company or ceases to be a Director, as the case may be, prior to exercise of the Participant's Options, such Options shall be exercised or forfeited as follows:

           (i)   Termination. Upon the Termination of participant who is an
                 -----------
                 Eligible Employee, the Participant's Vested Options shall be exercisable within three (3) months (or such shorter period as the Code or the terms of the particular Options may require) of the Participant's Termination. In default of such timely exercise, all Options of the Participant shall be forfeited.


           (ii)  Retirement. Upon the Retirement of a Participant who is an
                 ----------
                 Eligible Employee, the Participant's Options (which shall become Vested Options as of the Participant's Retirement Date) shall be exercisable within three (3) months (or such shorter period as the Code or the Terms of the particular Options may require) of the Participant's Retirement Date. In default of such timely exercise, all Options of the Participant shall be forfeited.

           (iii) Termination of Director Status. In the case of a Participant
                 ------------------------------
                 who is a Director and who ceases to be a Director or Emeritus Director for a reason other than Death, the Participant's Options shall be exercisable within three (3) months (or such shorter period as the Code or the terms of the particular Options may require) of the termination.

           (iv)  Disability. Upon the Disability of a Participant, the
                 ----------
                 Participant's Options (which shall become Vested Options as of the Participant's Date of Disability) shall be exercisable within three (3) months (or such shorter period as the Code or the terms of the particular Options may require) of the Participant's Date of Disability. In default of such timely exercise, all Options of the Participant shall be forfeited.

          (v)   Death. If the Participant dies while in the employment of the
                -----
                Company, while serving as a Director, or within the period of time after Retirement during which the Participant would have been entitled to exercise his or her option rights, the Participant's estate, personal representative, or beneficiary (as applicable) shall have the right to exercise such Options (which shall become Vested Options as of the date of the Participant's Death) within one (1) year from the date of the Participant's death (or such shorter period as the Code or the terms of the particular Options may require).

     (g) Agreement as to Sale of Securities. If, at the time of the exercise of any Option, in the opinion of counsel for the Company, it is necessary or desirable, in order to comply with any applicable laws or regulations relating to the sale of securities, that the Participant exercising the Option shall agree to purchase the shares that are subject to the Option for investment only and not with respect to any present intention to resell the same and that the Participant will dispose of such shares only in compliance with such laws and regulations, the Participant will, upon the request of the Company, execute and deliver to the Company an agreement to such effect. The Participant shall agree to comply with the right of first refusal and other provisions of his or her Stock Option Agreement and to become a party to an shareholder's agreement in effect among the Company and its stockholders.

     (h) Minimum Number of Shares. The minimum number of shares with respect to which an Option may be exercised at any one time shall be five hundred
          (500) shares, unless the number is the total number at the time available for exercise under the Award.

     (i) Required Amendments. Each Award shall be subject to any provision necessary to ensure compliance with federal and state securities laws.

     (j) Limitation of Participant Rights. A Participant shall not be deemed to be the holder of, or to have the rights of a holder with respect to, any shares of stock subject to such Option unless and until the Option shall have been exercised pursuant to the terms thereof, the Company shall have issued and delivered the shares to the Participant, and the Participant's name shall have been entered as a stockholder of record on the books of the Company. Thereafter, the Participant shall have full voting, dividend, and other ownership rights with respect to such shares of Stock.

ARTICLE IX - GRANTS IN SUBSTITUTION FOR OPTIONS GRANTED BY OTHER CORPORATIONS.

9.1 SUBSTITUTE AWARDS. Awards may be granted under this Plan from time to time in substitution for similar awards held by employees of the Company or the Bank as the result of merger or consolidation of the employing corporation with the Company or the Bank, or the acquisition by the Company of fifty percent (50%) or more of the stock of the employing corporation, or the acquisition by the Company of the assets of the employing corporation, or the acquisition by the Company of fifty percent (50%) or more of the stock of the employing corporation causing it to become a subsidiary. The terms and conditions of the substitute awards so granted may vary from the terms and conditions set forth in this Plan to such extent as the Board at the time of the Grant may deem appropriate to conform, in whole or in part, to the provisions of the options in substitution for which they are granted.

ARTICLE X - CHANGES IN CAPITAL STRUCTURE

10.1 CAPITAL STRUCTURE CHANGES

     (a) If the outstanding shares of the Company's Stock as a whole are increased, decreased, changed into, or exchanged for a different number or kind of shares or securities of the Company, whether through merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, stock split, combination of shares, exchange of shares, change in corporate structure, or the like, an appropriate and proportionate adjustment shall be made in the number and kinds of shares subject to the plan and in the number, kinds, and per share exercise price of shares subject to unexercised Options or portions thereof granted prior to any such change. Any such adjustment in an outstanding Option, however, shall be made without a change in the total price applicable to the unexercised portion of the Option but with a corresponding adjustment in the price for each share of Stock covered by the Option.

     (b) Upon dissolution or liquidation of the Company, or upon a reorganization, merger, or consolidation in which the Company is not the surviving corporation, or upon the sale of substantially all of the assets of the Company to another corporation, the Plan and the Options issued thereunder shall terminate, unless provision is made in connection with such transaction for the assumption of Options theretofore granted or the substitution for such Options of new options of the successor employer corporation or a parent or subsidiary thereof, with appropriate adjustment as to the number and kinds of shares and the per share exercise prices. In the event of such termination, all outstanding

          Options shall be exercisable in full for at least thirty (30) days prior to the termination date whether or not otherwise exercisable during such period.

     (c) In the event of a change in the Stock which is limited to a change in the designation thereof to "capital stock" or other similar designation, or in par value or no par value, without increase or decrease in the number of issued shares, the shares resulting from any such change shall be deemed to be Stock within the meaning of this Plan.

     (d) Adjustments under this Section shall be made by the Board, whose determination as to what adjustment shall be made, and the extent thereof, shall be conclusive. The Board shall have the discretion and power in any such event to determine and to make effective provision for the acceleration of time during which the Option may be exercised, notwithstanding the provisions of the Option setting forth the date or dates on which all or any part of it may be exercised. No fractional shares of Stock shall be issued under the Plan on account of any adjustment specified above.

ARTICLE XI - COMPANY SUCCESSORS

11.1 IN GENERAL. If the Company shall be the surviving or resulting corporation in any merger, sale of assets or sale of stock, consolidation, or corporate reorganization (including a reorganization in which the holders of Stock receive securities of another corporation), any Award granted hereunder shall pertain to and apply to the securities to which a holder of Stock would have been entitled. The Board shall make such appropriate determinations and adjustments as it deems necessary so as to substantially preserve the rights and benefits, both as to the number of shares and otherwise, or Participants under this Plan.

ARTICLE XII - AMENDMENT

12.1 AMENDMENTS AND TERMINATION. The Plan shall terminate on the tenth (10th) anniversary of the initial effective date of the Plan and, in addition, the Board may at any time and from time to time alter, amend, suspend, or terminate this Plan in whole or in part, except (i) without such stockholder approval as may be required by law and the Company's charger, no such action may be taken which changes the minimum Option price, increases the maximum term of Options, materially increases the benefits accruing to Participants hereunder, materially increases the number of securities that may be issued pursuant to this Plan (except as provided in Article X), extends the period of granting Awards hereunder, or materially modifies the requirements as to eligibility for participation hereunder, and (ii) without the consent of the Participant to whom any Award shall theretofore have been granted, no such action may be taken that adversely affects the rights of such Participant concerning such Award, except as such termination or amendment of this Plan is required by statute, or rules and regulations promulgated thereunder, or as otherwise permitted hereunder.

ARTICLE XIII - MISCELLANEOUS PROVISIONS

13.1 NONTRANSFERABILITY. Except by the laws of descent and distribution, no benefit provided hereunder shall be subject to alienation, assignment, or transfer by a Participant (or by any person entitled to such benefit pursuant to the terms of this Plan), nor shall it be subject to attachment or other legal process of whatever nature, and any attempted alienation, assignment, attachment, or transfer shall be void and of no effect whatsoever and upon any such attempt, the benefit shall terminate and be of no force or effect. During participant's lifetime, Options granted to the Participant shall be exercisable only by the Participant. Share of stock shall be delivered only into the hands of the Participant entitled to receive the same or into the hands of the Participant's authorized legal representative.

13.2 NO EMPLOYMENT RIGHT. Neither this Plan nor any action taken hereunder shall be construed as giving any right to any individual to be retained as a director, officer, or employee of the Company.

13.3 TAX WITHHOLDING. The Company shall have the right to deduct from all Awards paid by any federal, state, local, or employment taxes that it deems are required by law to be withheld with respect to such payments. In the case of Awards paid in Stock, the Participant receiving such Stock may be required to pay the Company an Amount required to be withheld with respect to such Stock. At the request of a Participant, such sums as may be required for the payment of any estimated or accrued income tax liability may be withheld and paid over to the governmental entity entitled to receive same.

13.4 ACCELERATION. Except as otherwise provided hereunder, the Board may in its discretion accelerate the time at which an Option granted hereunder may be exercised.

13.5 FRACTIONAL SHARES. Any fractional shares concerning Awards shall be eliminated at the time of payment or payout by rounding down for fractions of less than one half (1/2) and rounding up for fractions equal to or more than one half (1/2).

13.6 GOVERNMENT AND OTHER REGULATIONS. The obligation of the Company to make payment of Awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by any government agencies as may be deemed necessary or appropriate by the Board. If Stock awarded hereunder may in certain circumstances be exempt from registration under the Securities Act of 1933, the Company may restrict its transfer in such manner as it deems advisable to ensure such exempt status.

13.7 INDEMNIFICATION. Each person who is or at any time serves as a member of the Board shall be indemnified and held harmless by the Company against and from (i) any loss, cost, liability, or expenses that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit, or proceeding to which such person may be a party or in which such person may be involved by reason of any action or failure to act under this Plan; and (ii) any and all amounts paid by such person in satisfaction of judgment in any such action, suit, or proceeding relating to the Plan. Each person covered by this indemnification shall give the Company an opportunity, at its own expense, to handle and defend the same before such person undertakes to handle and defend the same on such person's own behalf. The foregoing right to indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the charter or bylaws of the Company, as a matter of law, or otherwise, or any power that the Company may have to indemnify such person or hold such person harmless.

13.8 RELIANCE ON REPORTS. Each member of the Board shall be fully justified in relying or acting in good faith upon any report made by the independent public accountants of the Company, and upon any other information furnished in connection with this Plan. In no event shall any person who is or shall have been a member of the Board be liable for any determination made or other action taken or any omission to act in reliance upon any such report or information, or for any action taken, including the furnishing of information, or failure to act, if in good faith.

13.9 GOVERNING LAW. All matters relating to this Plan or to awards granted hereunder shall be governed by the laws of the State of Georgia, without regard to the principles of conflict of laws thereof, except to the extent preempted by the laws of the United States.

13.10 RELATIONSHIP TO OTHER BENEFITS. No payment under this Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, or group insurance plan of the Company.

13.11 EXPENSES. The expenses of implementing and administering this Plan shall be borne by the Company.

13.12 TITLES AND HEADINGS. The titles and headings of the Articles and sections in this Plan are for convenience of reference only, and in the event of any conflict, the text of this Plan, rather than such titles or headings, shall control.

13.13 USE OF PROCEEDS. Proceeds from the sale of Stock pursuant to Options granted under the Plan shall constitute general funds of the Company.

13.14 NONEXCLUSIVITY OF PLAN. Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as crating any limitation on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be applicable either generally or only in specific cases.

       IN WITNESS WHEREOF, the Company has caused this Plan to be executed by its duly authorized officer and its seal to be affixed hereto, effective, except as specified to the contrary herein, as of July 13, 1999.

                                     CAPITOL CITY BANCSHARES, INC. (SEAL)


                                     BY:_____________________________________


                                     As its:_________________________________

                                     CAPITOL CITY BANK & TRUST COMPANY (SEAL)

                                     BY:_____________________________________


                                     As its:_________________________________

                         CAPITOL CITY BANCSHARES, INC.
                             562 Lee Street, S.W.
                            Atlanta, Georgia 30311

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Shareholders and Proxy Statement and does hereby appoint George G. Andrews and Leon Goodrum and each of them, with full powers of substitution, as proxies of the undersigned, to represent the undersigned and to vote all shares of CAPITOL CITY BANCSHARES, INC. common stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of Capitol City Bancshares, Inc. to be held June 27, 2000, at 5:00 p.m. local time, at 562 Lee Street, S.W., Atlanta, Georgia, and at any adjournment or postponement thereof, with all the powers (other than the power to revoke the proxy or vote in a manner not authorized by the exceeded form of proxy) which the undersigned would have if personally present at such meeting, to act in their discretion upon any other matter or matters which may properly be brought before the meeting, and to appear and vote all the share of common stock which the undersigned may be entitled to vote.

PROPOSAL 1:    To elect the seventeen nominees listed below to serve as
               directors for the following year:

_____ FOR all nominees listed below          _____ WITHHOLD AUTHORITY to
(except as marked to the contrary below),    vote for all nominees listed below.

     George G. Andrews                  Marian S. Jordan
     Dr. Gloria Campbell-D'Hue          Kaneta R. Lott
     J. Al Cochran                      Donald F. Marshall
     Keith E. Evans                     George C. Miller, Jr.
     Leon Goodrum                       Elvin Mitchell, Sr.
     Agnes H. Harper                    Roy W. Sweat
     Charles W. Harrison                William Thomas
     Robert A. Holmes                   Cordy T. Vivian
     Moses M. Jones

INSTRUCTIONS:  To withhold your vote for any individual nominee, strike a line through the nominee's name in the list above.

                          (Continued on Reverse Side)

UNLESS OTHERWISE MARKED, THIS PROXY WILL BE VOTED AS IF MARKED FOR ALL NOMINEES
                                                               ---
LISTED ABOVE.

The Board of Directors recommends a vote FOR the election of the above nominees to the Board of Directors.


PROPOSAL 2:    To approve the Capital City Bancshares, Inc. Stock Option Plan.

_____  FOR approval of the                _____ AGAINST approval of the
       1999 Stock Incentive Plan                1999 Stock Incentive Plan

The Board of Directors recommends a vote FOR the approval of the Capital City Bancshares, Inc. Stock Option Plan.

If other matters properly come before the meeting, the persons named herein as proxy shall have the discretionary authority to vote with respect to such matters after considering the recommendations of management.

Please sign below, date and return promptly in the enclosed, self-addressed stamped envelope. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If the signatory is a corporation, please sign the full corporate name by an authorized officer.

DATE:  ____________________________, 2000.

INDIVIDUALS:                               ENTITIES: (Please Print)

___________________________________        ___________________________________
Name (Please print)                        By:

___________________________________        ___________________________________
Signature                                  Signature

___________________________________        ___________________________________
Name of Joint Tenant or Tenant-In-         Position
Common if any (Please Print)

____________________________________       ___________________________________
Signature of Joint Tenant or Tenant-
In-Common, if any